Summary Prospectus	April 30, 2025
Invesco® V.I. S&P 500 Buffer Fund - December
Series I shares and Series II shares

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated April 30, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective(s)
The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.
Fees and Expenses of the Fund
This table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares or Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

Shareholder Fees (fees paid directly from your investment)
	Series I shares	Series II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Series I shares	Series II shares
Management Fees	0.42%	0.42%

Distribution and/or Service (12b-1) Fees	None	0.25

Other Expenses	0.50	0.50

Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	0.93	1.18

Fee Waiver and/or Expense Reimbursement[1]	0.22	0.22

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71	0.96

1
Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses and certain items discussed below) of Series I and Series II shares to 0.70% and 0.95% respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2026. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This Example does not represent the effect of any fees or expenses assessed in connection with your variable product, and if it did, expenses would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Series I shares	$73	$274	$493	$1,123

Series II shares	$98	$353	$628	$1,412

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
1        Invesco® V.I. S&P 500 Buffer Fund - December
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Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the S&P 500® Index (the “Underlying Fund”). References throughout this Prospectus to options that reference the “Underlying Index” mean either the Underlying Index or the Underlying Fund unless otherwise indicated. The Underlying Index is comprised of common stocks of approximately 500 large-capitalization companies that generally represent the large-cap segment of the U.S. equity market. The options used by the Fund will include conventional, exchange-traded (listed) put and call options on the Underlying Index and Flexible Exchange Options (“Flex Options”), which are customizable options contracts. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option at the exercise price during the term of the option (for American style options) or on a specified date (for European style options), the security, currency or other instrument underlying the option (or to receive payment of a cash settlement amount, in the case of cash-settled options, such as index options). Both the conventional, listed put and call options and the Flex Options on the Underlying Index purchased and sold by the Fund are cleared by the Options Clearing Corporation (“OCC”), a market clearinghouse, through a clearing member selected by the Fund. Flex Options allow the Fund to specify key contract terms, including exercise prices and expiration dates, that are not available for contracts traded in the conventional, listed options market. Flex Options purchased and sold by the Fund are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of Flex Options for the next Outcome Period.
The Underlying Index is a price return index, which captures only the capital appreciation or depreciation component of the issuers included in the Underlying Index and not any associated dividend payments paid by those issuers. The Fund, and therefore investors in the Fund, will not receive the benefit of such dividends.
The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of one year (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. A new Cap level will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders. As a result, you should expect that, if the S&P 500® Index experiences losses of more than 10% over the relevant Outcome Period, you will bear all such losses on a one-to-one basis.
The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve the stated Defined Outcomes.
As of the date of this prospectus, the Defined Outcomes sought by the Fund to reduce Fund losses by the amount of the Buffer and to provide returns up to the Cap, as described in its investment objective, are based upon the performance of the Underlying Index over the Outcome Period of January 1, 2025 through December 31, 2025. The Fund’s current Cap is set at 12.92%. Following this Outcome Period, each subsequent Outcome Period will be a twelve-month period from January 1 to December 31. The Fund is not intended to terminate after the end of any Outcome Period. After the end of each Outcome Period, another will begin. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period. Although the Buffer for each Outcome Period will be 10% (prior to taking into account any Fund fees and expenses), the Cap level may rise or fall from one Outcome Period to the next. The Buffer is expected to start every Outcome Period at 10%. The Outcome Period start date and end date, the Underlying Index Start Value and the Cap for subsequent Outcome Periods will be disclosed in a supplement to the Fund’s summary prospectus and prospectus on the Fund’s website.
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Buffer: For each Outcome Period, the Fund seeks to provide a buffer against the first 10% of Underlying Index losses over that Outcome Period (expressed as a percentage of the relevant Underlying Index Start Value), prior to taking into account any fees and expenses of the Fund, which after Fund fees and expenses is 9.3% for Series I shares and 9.05% for Series II shares. The Fund, and therefore investors, will bear all Underlying Index losses over an Outcome Period exceeding 10%. There is no guarantee the Fund will successfully buffer against Underlying Index losses. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
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Cap: For each Outcome Period, Fund performance is subject to an upside return cap that represents the maximum percentage return (expressed as a percentage of the relevant Underlying Index Start Value), prior to taking into account any fees and expenses of the Fund. The Fund's current Cap is set at 12.92%, which after Fund expenses is 12.13% for Series I shares and 11.85% for Series II shares. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period, based on market conditions and other factors. The market conditions and other factors that influence the Cap can include market volatility, risk free rates, and time to expiration. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.
The Fund’s Defined Outcomes may only be realized by holding shares on the first day of the Outcome Period and continuing to hold shares through the last day of the Outcome Period. The Fund’s Defined Outcomes in respect of each Outcome Period are measured from the Fund’s net asset value calculated at the end of the trading day immediately preceding the first day of that Outcome Period. Investors who purchase shares after the Outcome Period has begun or sell shares prior to the Outcome Period’s conclusion may experience investment returns very different from those that the Fund seeks to provide. Investment returns may vary (in some cases substantially) from the returns sought by the Fund’s Defined Outcome strategy if shares are purchased after the beginning of the Outcome Period or redeemed before the conclusion of the Outcome Period. Purchasing shares after the beginning of the Outcome Period may provide little or no ability to realize investment returns if the Fund’s net asset value has increased in value to a level near or above the Cap. In this circumstance, a purchaser of shares of the Fund at that price would still be vulnerable to risk of loss but will have little or no
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opportunity for gain. Purchasing shares after the beginning of the Outcome Period may also provide no benefit from the Buffer. Even if shares are held for the entire Outcome Period, the Fund may not successfully achieve the Defined Outcomes, and there is no guarantee that the Buffer will limit Fund losses as intended or that participation up to the Cap will be achieved. The Buffer is not guaranteed and may not be achieved. You therefore should not purchase shares after the first day of the Outcome Period, or redeem shares prior to the last day of the Outcome Period, without understanding fully the consequences of doing so. Please consult with your financial advisor. The Fund's website, invesco.com/00901C855, provides important Fund information on a daily basis, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
The Fund may be “non-diversified,” as defined in the Investment Company Act of 1940 (1940 Act), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. As a “non-diversified” fund, the Fund can invest such that a greater percentage of its assets are tied to a small group of issuers or any one issuer than a diversified fund can. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. As of April 1, 2025, the Underlying Index is diversified, and therefore as of that same date, the Fund is managed as diversified in accordance with the Underlying Index.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. The value of the Underlying Index may be volatile, may go up or down due to general market conditions. These market conditions may include real or perceived adverse economic conditions, changes in trade regulation or economic sanctions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or expectations about inflation, regional or global instability and uncertainty, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or adverse investor sentiment generally among others. Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers. Such circumstances may also impact the ability to effectively implement the Fund’s investment strategy. The value of options contracts on the Underlying Index, which will constitute the substantial portion of the Fund’s portfolio, may at times be more volatile than the Underlying Index itself. Consequently, the value of the Fund’s shares will be impacted by the price volatility of both the Underlying Index and options contracts on the Underlying Index.
Buffered Loss Risk. The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that mitigates or alleviates downside risk and, typically, caps returns on the upside. The Buffer here is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). In addition, if shares are purchased after the beginning of or redeemed before the end of the Outcome Period, there may be no effect of the Buffer and the result may be a loss of investment. If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment. The Fund’s Buffer as part of its Defined Outcome strategy may not be successful in limiting losses.
Capped Return Risk. If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. In this circumstance, you should not buy shares of the Fund. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.
Cap Level Change Risk. At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.
Outcome Period Risk. The Fund’s Defined Outcome strategy seeks to replicate the performance of the Underlying Index (prior to taking into account fees and expenses of the Fund) over the Outcome Period, subject to the Cap and Buffer, solely if shares are purchased on the first day of the Outcome Period and held until the last day of the Outcome Period. This means investors should hold or purchase shares prior to the beginning of the Outcome Period to achieve the intended results. If shares are purchased after the commencement of the Outcome Period or redeemed before the end of the Outcome Period, investment returns may vary significantly.
Options Risk. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option at the exercise price during the term of the option (for American style options) or on a specified date (for European style options), the security, currency or other instrument underlying the option (or to receive payment of a cash settlement amount, in the case of cash-settled options, such as index options). Options transactions represent the possibility of large amounts of exposure (or leverage), which may result in the Fund’s net asset value being more sensitive to changes in the value of the option. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market value of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.
Flex Options Risk. Flex Options are cleared and guaranteed for settlement by the OCC, but are not listed like other exchange-traded options. Therefore, Flex Options may be less liquid than certain other securities, such as conventional, listed options, and the Fund may not be
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able to close out certain Flex Options positions at desirable times and prices, which could prevent the Fund from achieving its Defined Outcome strategy.
In the event that trading in Flex Options is limited or absent, the value of the Fund’s Flex Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the Flex Options.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
OCC/Clearing Member Default Risk. The Fund's options contracts will cause it to incur counterparty risk to the OCC and its clearing member. The OCC acts as guarantor and central counterparty with respect to the Fund’s option contracts. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC or the Fund’s clearing member becomes bankrupt, insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses and/or be unable to achieve its Defined Outcome strategy.
Non-Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns that correspond to the returns of the Underlying Index in all cases. The operation of the Cap and the Buffer are designed to provide holders of shares of the Fund over an Outcome Period with an investment return that differs from the return of the Underlying Index if the performance of the Underlying Index exceeds the Cap or is negative. Additionally, a shareholder who redeems shares before the conclusion of an Outcome Period is unlikely to realize returns that correspond to the performance of the Underlying Index since the start of the Outcome Period. If you desire to achieve an investment return that equals the return on the Underlying Index in all cases, you should not buy shares of the Fund.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in the Underlying Index, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Technology Sector Risk. Technology companies are subject to intense competition, rapid obsolescence of their products, issues with obtaining financing or regulatory approvals, product incompatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, each of which make the prices of securities issued by these companies more volatile. Technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect the company's profitability.
Non-Diversification Risk. Under the Investment Company Act of 1940 (1940 Act), a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest such that a greater portion of its assets are tied to the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.
Non-Correlation Risk. The Fund’s returns may not match the returns of the Underlying Index (that is, it may experience tracking error) for a number of reasons. In addition to the impact of the Cap and the Buffer on the Fund’s returns as compared to the returns of the Underlying Index, the Fund incurs operating expenses not applicable to the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such operating expenses could have a proportionally greater impact on the Fund. Additionally, subscription and redemption activity in the Fund may cause the Fund to experience tracking error. Investors purchasing or redeeming shares of the Fund will transact at the net asset value per share of the relevant Series of shares next computed after the Fund receives that investor’s order. However, the Fund generally will not purchase or sell the relevant options contracts referencing the Underlying Index in response to investor subscriptions and redemptions on a particular business day until after the investor orders are received, and the price of those options contracts may have changed (potentially substantially) in the intervening period since the net asset value of the Fund’s shares was last determined. The potential for such tracking error is greater when subscription and redemption activity in the Fund is relatively higher and/or during periods that the value of the Underlying Index or options contracts thereon are experiencing relatively higher volatility. The Fund’s net asset value will be principally composed of options contracts on the Underlying Index, the value of which is derived not only from the performance of the Underlying Index but also from the time remaining until expiration, the price volatility of the Underlying Index and general interest rate conditions. Consequently, the Fund’s net asset value will not directly correlate on a day-to-day basis with the returns experienced by the Underlying Index.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate
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processes and technology or systems failures. The Fund and its Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Redemption Risk. In some instances, an insurance company through which the Fund is available may restrict its contract owners from purchasing the Fund’s shares after an Outcome Period has already commenced. Nevertheless, existing Fund shareholders are legally permitted to redeem shares they already hold throughout the Outcome Period on any trading day, as described in the applicable variable insurance contract prospectus. Such redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity and its ability to achieve the Defined Outcome strategy.
Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations, the ability of the Fund to value the Flex Options it holds becomes more difficult and the judgment of the Fund’s Adviser (employing the valuation policy adopted by the Board of Trustees of the Trust and related procedures) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable, objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Series I shares of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a style-specific benchmark and a broad-based securities market benchmark (in that order). The bar chart and performance table below do not reflect charges assessed in connection with your variable product; if they did, the performance shown would be lower. The Fund's past performance is not necessarily an indication of its future performance.
Fund performance reflects any applicable fee waivers and expense reimbursements. Performance returns would be lower without applicable fee waivers and expense reimbursements.
All Fund performance shown assumes the reinvestment of dividends and capital gains and the effect of the Fund’s expenses.
Updated performance information is available on the Fund's website at www.invesco.com/us.
The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).
Updated performance information is available on the Fund’s website at www.invesco.com/us.

Annual Total Returns

Series I	Period Ended	Returns
Best Quarter	December 31, 2023	7.46%
Worst Quarter	June 30, 2022	-10.91%

Average Annual Total Returns (for the periods ended December 31, 2024)
	Inception Date	1 Year	Since Inception
Series I	12/31/2021	14.04%	6.69%

Series II	12/31/2021	13.73	6.42

S&P 500® Index (Price Only)[1]		23.31	7.26

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		25.02	8.94

1
The S&P 500® Index (Price Only) is a price return index, which tracks the price of its component securities and excludes dividends.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Portfolio Managers	Title	Length of Service on the Fund
John Burrello, CFA	Portfolio Manager	2023

Chris Devine, CFA	Portfolio Manager	2024

Purchase and Sale of Fund Shares
You cannot purchase or sell (redeem) shares of the Fund directly. Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares. For more information, see “Other Information—Purchase and Redemption of Shares” in this prospectus.
Tax Information
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through variable products, such distributions will be exempt from current taxation if left to accumulate within the variable product. Consult your variable insurance contract prospectus for additional tax information.
Payments to Insurance Companies
If you purchase the Fund through an insurance company or other financial intermediary, the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
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